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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 2006


                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                        0-27122                 94-2900635
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)


               3011 Triad Drive                             94550
                Livermore, CA                             (Zip Code)
    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

         Mr. Moore Employment Offer Letter

         In connection with the appointment of Steven Moore as Vice President of Finance, Chief Financial Officer of Adept Technology, Inc. ("Adept" or the "Company") as further described below, Adept entered into an offer letter agreement with Mr. Moore. The letter agreement provides for "at will" employment with an annual salary of $220,000, and possible annual bonus of 40% of base salary to be earned in part upon operational completion of the controls and operational requirements to which Adept will be subject pursuant to the Sarbanes-Oxley Act and in part upon completion of alignment of management financial goals, and performance metrics to be determined. The agreement also provides for an option grant of 32,070 shares of Common Stock of the Company vesting at a rate of 1/48th per month from the date of grant and with an exercise price equal to the closing stock price on the date of approval of the grant by the Board of Directors of Adept. In the event of a change of control after which the successor does not offer Mr. Moore continued employment in a substantially identical capacity and for substantially similar compensation, Mr. Moore will be entitled to receive a lump sum payment of six months of base salary and acceleration of vesting of one-fourth of the aggregate option grant referenced in the offer letter agreement.

        A copy of the Agreement entered into with Mr. Moore is attached as an exhibit to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation/Appointment of Chief Financial Officer

         Robert R. Strickland notified the Board of Directors of Adept of his resignation from service as Vice President of Finance, Chief Financial Officer and Assistant Secretary of Adept on June 12, 2006.

         On June 12, 2006, Mr. Steven Moore was appointed by the Board to serve as Vice President of Finance, Chief Financial Officer and Assistant Secretary of Adept Technology, Inc. ("Adept"), Mr. Moore succeeds Mr. Strickland effective June 12, 2006.

         Adept's press release announcing the appointment of its new Chief Financial Officer is attached as an exhibit to this Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

         (d) Exhibits

         10.1 Offer Letter Agreement between Adept Technology, Inc. and Steven Moore, dated June 12, 2006.

         99.1     Press Release of Adept dated June 13, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADEPT TECHNOLOGY, INC.



Date:  June 12, 2006                    By:/s/ Robert H. Bucher
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                                        Robert H. Bucher
                                        Chief Executive Officer